(CAMBREX LOGO)

News Release

Date:      August 7, 2003
Contacts:  Luke M. Beshar                     Anne-Marie Hess
           Sr. Vice President & CFO           Director Investor Relations
Phone:     201-804-3010                       201-804-3062
Email:     luke.beshar@cambrex.com            annemarie.hess@cambrex.com
Release:   Immediate

                     CAMBREX ANNOUNCES AGREEMENT FOR SALE OF
                              RUTHERFORD CHEMICALS

         East Rutherford, NJ - August 7, 2003 - Cambrex Corporation (NYSE: CBM), a leading provider to the life sciences industry, announced that it has entered into an agreement to sell its Rutherford Chemicals business for approximately $64 million in cash, subject to closing adjustments and transaction fees. Net proceeds from the sale of Rutherford will be used to repay outstanding debt under the Company's bank facility.

         "This transaction is a major milestone on our path towards completing the transition from a specialty chemical company to a life sciences company," commented James A. Mack, Chairman, President and CEO of Cambrex. "We are now able to focus entirely on our Human Health and Biosciences business segments in order to accelerate organic growth and pursue strategic acquisitions in the biotechnology and pharmaceutical markets."

         Arsenal Capital Partners, a New York-based private equity firm, has agreed to purchase the assets and assume certain liabilities of Rutherford's U.S. operations and purchase the stock of the Rutherford subsidiary Seal Sands Chemicals Limited located in the United Kingdom. The sale is expected to close in approximately 45 to 65 days, subject to Hart Scott Rodino approval, other regulatory consents, closing on financing for the transaction, and other customary closing matters.

         Banc of America Securities LLC acted as exclusive financial advisor to Cambrex in connection with this transaction.

Cambrex Corporation - One Meadowlands Plaza - East Rutherford, NJ 07073 Phone 201.804.3000 - Fax 201.804.9852 - www.cambrex.com

EARNINGS FROM CONTINUING/DISCONTINUED OPERATIONS

         Effective with the signing of the agreement to sell the business, the Company will begin to report Rutherford Chemicals as a discontinued operation. As such, the discontinued operations accounting treatment will be applied in the Company's third quarter 2003 financial statements.

         To assist in understanding how the Company's financial results will appear after the sale is completed, the following is a summary of first half 2003 and 2002 earnings per share which indicate separately the continuing operations and Rutherford Chemicals results included in the consolidated financial statements.

         For the six months ended June 30, 2003, diluted earnings per share from continuing operations were approximately $0.35 per share and diluted earnings per share from discontinued operations were approximately $0.05 per share. The year-to-date June 30, 2003 results from continuing operations include a pre-tax charge of $11.3 million for the previously disclosed Mylan settlement that had a $0.30 per diluted share unfavorable impact, including related tax effects.

         For the six months ended June 30, 2002, diluted earnings per share from continuing operations were approximately $0.93 per share, which included a pre-tax charge of $2.5 million for an investment write-down resulting in a $0.07 per diluted share unfavorable impact including related tax effects. Earnings from discontinued operations for the six months ended 6/30/02 were approximately $0.24 per diluted share which included a net favorable impact of $0.13 per diluted share, including related tax effects, from the following pre-tax special items: a $1.8 million favorable insurance settlement, a $3.8 million favorable arbitration award and an asset impairment charge of $0.4 million.

EARNINGS GUIDANCE

         Cambrex expects to record a book loss on the sale of approximately $50 million, including estimated expenses of the transaction, subject to working capital and other adjustments through the date of closing. Cambrex expects its full year effective tax rate for 2003 to be 39.2% for continuing operations and 1.8% for discontinued operations. The effective tax rate for continuing operations in 2003 will be negatively impacted by 11.2 percentage points due to a non-cash net write-down of certain deferred tax assets that were deemed unrealizable due to the domestic net operating loss generated by the Rutherford sale transaction. The Company currently expects its 2004 effective tax rate for continuing operations to be approximately 28.0%.

         The Company expects diluted earnings per share from continuing operations for 2003 to be in the range of $0.46 to $0.66, which includes the unfavorable impact of the previously disclosed Mylan Settlement of $0.28 diluted earnings per share, and $0.14 diluted earnings per share for the write-down of certain deferred taxes resulting from the Rutherford sale transaction described above. Cambrex indicated that the previously disclosed full-year 2003 diluted earnings per share guidance of $0.75 to $0.95 included earnings from discontinued operations of approximately $0.15 per share (based on full-year 2003 Rutherford Chemicals earnings) and approximately $0.28 per share for the cost of the previously disclosed Mylan Settlement.

ABOUT CAMBREX

         Cambrex is a global, diversified life sciences company dedicated to providing high quality products and services to accelerate drug discovery, development, and manufacturing processes for customers focused on health and the prevention of disease. The Company employs approximately 2200 worldwide. For more information, please visit our website at http://www.cambrex.com.

ABOUT ARSENAL CAPITAL PARTNERS

         Arsenal Capital Partners is a $300 million New York-based private equity firm that makes control investments in manufacturing and business service companies that offer significant opportunities for growth and productivity gains. The firm invests where it has substantial prior experience and broad operating and functional expertise that can support management teams to drive growth and improve productivity. More information about Arsenal is available at www.arsenalcapital.com.

FORWARD LOOKING STATEMENTS

         This news release may contain "forward-looking statements" for the purposes of the Securities and Exchange Commission's "safe harbor" provisions under the Private Securities Litigation Reform Act of 1995 and Rule 3B-6 under The Exchange Act, without limitation, statements regarding expected performance, especially expectations with respect to sales, research and development expenditures, earnings per share, capital expenditures, acquisitions, divestitures, collaborations, or other expansion opportunities. The forward-looking statements contained herein involve risks and uncertainties that may cause results to differ materially from the Company's expectations including but not limited to, global economic trends, pharmaceutical outsourcing trends, competitive pricing or product developments, government legislation and/or regulations (particularly environmental issues), technology, manufacturing and legal issues, unfavorable results shipments, changes in foreign exchange rates, performance of minority investments, un-collectable receivables, loss on disposition of assets, cancellation or delays in renewal of contracts, and lack of suitable raw materials or packaging materials. Investors are cautioned to review risk factors in the Cambrex Annual Report on Form 10K and other filings with the Securities and Exchange Commission.

                               CAMBREX CORPORATION
                          Statement of Profit and Loss
       (Adjusted to Reflect Rutherford Chemicals & Continuing Operations)
                       For the Quarter Ended June 30, 2003
                                 (in thousands)

                                                                                 Cambrex
                                                 Cambrex       Rutherford       Continuing
                                              Consolidated      Chemicals       Operations
                                              ------------      ---------       ----------
Gross Sales                                     $ 136,363       $  33,248       $ 103,115
Commissions and Allowances                          1,427             360           1,067
                                                ---------       ---------         -------
Net Sales                                         134,936          32,888         102,048
Other Revenue(Expense), net                         2,067             (53)          2,120
                                                ---------       ---------         -------
Net Revenues                                      137,003          32,835         104,168
Cost of Sales                                      92,824          29,500          63,324
                                                ---------       ---------         -------
Gross Profit                                       44,179           3,335          40,844
Operating Expenses
Selling, General & Administrative Expenses         25,831           2,233*         23,598
Research & Development Expenses                     5,014             592           4,422
                                                ---------       ---------         -------
Total Operating Expenses                           30,845           2,825          28,020
                                                ---------       ---------         -------
Operating Profit                                   13,334             510          12,824
Other Expenses/(Income)
Interest, net                                       2,689             (13)          2,702
Other, net                                           (235)             78            (313)
                                                ---------       ---------         -------
Total Other Expenses                                2,454              65           2,389
                                                ---------       ---------         -------
Profit Before Tax                                  10,880             445          10,435
Provision for Income Taxes                          2,829             (94)          2,923
                                                ---------       ---------         -------
Net Income                                      $   8,051       $     539         $ 7,512
                                                =========       =========         =======
Average Shares Outstanding (diluted)               25,973          25,973          25,973
Earnings per share (diluted)                    $    0.31       $    0.02         $  0.29

* Selling, general and administrative expenses for Rutherford Chemicals exclude Cambrex corporate expense allocations.

                               CAMBREX CORPORATION
                          Statement of Profit and Loss
       (Adjusted to Reflect Rutherford Chemicals & Continuing Operations)
                       For the Quarter Ended June 30, 2002
                                 (in thousands)

                                                                                    Cambrex
                                                   Cambrex          Rutherford     Continuing
                                                Consolidated*       Chemicals*     Operations*
                                                -------------       ----------     -----------
Gross Sales                                       $ 134,263         $  31,558       $ 102,705
Commissions and Allowances                              564                94             470
                                                  ---------         ---------       ---------
Net Sales                                           133,699            31,464         102,235
Other Revenue(Expense), net                           1,168               151           1,017
Net Revenues                                        134,867            31,615         103,252
Cost of Sales                                        81,827            25,196          56,631
                                                  ---------         ---------       ---------
Gross Profit                                         53,040             6,419          46,621
Operating Expenses
Selling, General & Administrative Expenses           24,593             2,461**        22,132
Research & Development Expenses                       4,692               420           4,272
                                                  ---------         ---------       ---------
Total Operating Expenses                             29,285             2,881          26,404
                                                  ---------         ---------       ---------
Operating Profit                                     23,755             3,538          20,217
Other Expenses/(Income)
Interest, net                                         2,852                (6)          2,858
Other, net                                             (953)           (3,617)          2,664
                                                  ---------         ---------       ---------
Total Other Expenses                                  1,899            (3,623)          5,522
                                                  ---------         ---------       ---------
Profit Before Tax                                    21,856             7,161          14,695

Provision for Income Taxes                            5,683             2,278           3,405
                                                  ---------         ---------       ---------
Net Income                                        $  16,173         $   4,883       $  11,290
                                                  =========         =========       =========
Average Shares Outstanding (diluted)                 26,644            26,644          26,644

Earnings per share (diluted)                      $    0.61         $    0.19       $    0.42

         * The second quarter ended June 30, 2002 results include the following pre-tax benefits and charges: a benefit recorded in cost of sales related to a favorable insurance settlement of $1,776, an asset impairment charge of $425 recorded in administration expense, and a benefit of $3,760 due to an arbitration award recorded in other income; all related to the Rutherford Chemicals Business which is included in the Cambrex Consolidated and Rutherford Chemicals columns. Cambrex also recorded an Investment write-down of $2,500 reflected in Other Expenses, net which is included in the Cambrex Consolidated and Cambrex Continuing Operations columns.

         ** Selling, general and administrative expenses for Rutherford Chemicals exclude Cambrex corporate expense allocations.

                               CAMBREX CORPORATION
                          Statement of Profit and Loss
       (Adjusted to Reflect Rutherford Chemicals & Continuing Operations)
                     For the Six Months Ended June 30, 2003
                                 (in thousands)

                                                                                   Cambrex
                                                 Cambrex        Rutherford      Continuing
                                              Consolidated*     Chemicals       Operations*
                                              -------------     ---------       -----------
Gross Sales                                     $ 276,283       $  67,724       $ 208,559
Commissions and Allowances                          2,516             316           2,200
                                                ---------       ---------       ---------
Net Sales                                         273,767          67,408         206,359
Other Revenue(Expense), net                         5,040              32           5,008
                                                ---------       ---------       ---------
Net Revenues                                      278,807          67,440         211,367
Cost of Sales                                     184,943          60,308         124,635
                                                ---------       ---------       ---------
Gross Profit                                       93,864           7,132          86,732
Operating Expenses
Selling, General & Administrative Expenses         65,231           4,545**        60,686
Research & Development Expenses                     9,656           1,141           8,515
                                                ---------       ---------       ---------
Total Operating Expenses                           74,887           5,686          69,201
                                                ---------       ---------       ---------
Operating Profit                                   18,977           1,446          17,531
Other Expenses/(Income)
Interest, net                                       5,023             (27)          5,050
Other, net                                           (114)             13            (127)
                                                ---------       ---------       ---------
Total Other Expenses                                4,909             (14)          4,923
                                                ---------       ---------       ---------
Profit Before Tax                                  14,068           1,460          12,608

Provision for Income Taxes                          3,658             126           3,532
                                                ---------       ---------       ---------
Net Income                                      $  10,410       $   1,334       $   9,076
                                                =========       =========       =========
Average Shares Outstanding (diluted)               26,092          26,092          26,092
Earnings per share (diluted)                    $    0.40       $    0.05       $    0.35

         * The six months ended June 30, 2003 results reflect an $11,342 pre-tax charge for a legal settlement that is included in the Cambrex Consolidated and Cambrex Continuing Operations Columns.

         ** Selling, general and administrative expenses for Rutherford Chemicals exclude Cambrex corporate departmental expense allocations.

                               CAMBREX CORPORATION
                          Statement of Profit and Loss
       (Adjusted to Reflect Rutherford Chemicals & Continuing Operations)
                     For the Six Months Ended June 30, 2002
                                 (in thousands)

                                                                                Cambrex
                                                 Cambrex        Rutherford     Continuing
                                              Consolidated*     Chemicals*     Operations*
                                              -------------     ----------     -----------
Gross Sales                                     $ 266,718       $  64,395       $ 202,323
Commissions and Allowances                          2,032             331           1,701
                                                ---------       ---------       ---------
Net Sales                                         264,686          64,064         200,622
Other Revenue(Expense), net                         2,736             723           2,013
                                                ---------       ---------       ---------
Net Revenues                                      267,422          64,787         202,635
Cost of Sales                                     164,688          52,838         111,850
                                                ---------       ---------       ---------
Gross Profit                                      102,734          11,949          90,785
Operating Expenses
Selling, General & Administrative Expenses         47,201           4,692**        42,509
Research & Development Expenses                     8,627             846           7,781
                                                ---------       ---------       ---------
Total Operating Expenses                           55,828           5,538          50,290
                                                ---------       ---------       ---------
Operating Profit                                   46,906           6,411          40,495
Other Expenses/(Income)
Interest, net                                       5,779             (17)          5,796
Other, net                                           (987)         (3,574)          2,587
                                                ---------       ---------       ---------
Total Other Expenses                                4,792          (3,591)          8,383
                                                ---------       ---------       ---------
Profit Before Tax                                  42,114          10,002          32,112
Provision for Income Taxes                         10,950           3,510           7,440
                                                ---------       ---------       ---------
Net Income                                      $  31,164       $   6,492       $  24,672
                                                =========       =========       =========
Average Shares Outstanding (diluted)               26,606          26,606          26,606

Earnings per share (diluted)                    $    1.17       $    0.24       $    0.93

         * The six months ended June 30, 2002 results include the following pre-tax benefits and charges: a benefit recorded in cost of sales related to a favorable insurance settlement of $1,776, an asset impairment charge of $425 recorded in administration expense, and a benefit of $3,760 due to an arbitration award recorded in other income; all related to the Rutherford Chemicals Business which is included in the Cambrex Consolidated and Rutherford Chemicals columns. Cambrex also recorded an Investment write-down of $2,500 reflected in Other Expenses, net which is included in the Cambrex Consolidated and Cambrex Continuing Operations columns.

         ** Selling, general and administrative expenses for Rutherford Chemicals exclude Cambrex corporate expense allocations.

                               CAMBREX CORPORATION
                           Consolidated Balance Sheet
       (Adjusted to Reflect Rutherford Chemicals & Continuing Operations)
                               As of June 30, 2003
                                 (in thousands)

                                                                                               Cambrex
                                                                                           With Discontinued
                                                Cambrex       Rutherford                       Operations
                                              Consolidated    Chemicals*     Adjustments       Treatment
                                              ------------    ----------     -----------       ---------
Current Assets

Cash and Cash Equivalents                       $  41,311      $      --      $      --        $  41,311
Trade Receivables, net                             79,813         19,684             --           60,129
Inventories, net                                  108,613         33,013             --           75,600
Deferred Tax Asset                                 31,627             --             --           31,627
Net Assets Held for Sale                               --             --       (109,669)         109,669
Other Current Assets                               21,110            914             --           20,196
                                                ---------      ---------      ---------        ---------
Total Current Assets                              282,474         53,611       (109,669)         338,532

Property, Plant and Equipment, Net                317,464         63,800             --          253,664
Goodwill and Other Intangibles                    270,049          3,488             --          266,561
Other Assets                                       13,395            374             --           13,021
                                                ---------      ---------      ---------        ---------
Total Assets                                    $ 883,382      $ 121,273      $(109,669)       $ 871,778
                                                =========      =========      =========        =========
Current Liabilities

Trade Accounts Payable                          $  35,363      $   8,736      $      --        $  26,627
Accrued Liabilities                                53,457          2,868             --           50,589
Short-term Debt and Current Portion of
Long-term Debt                                      3,450             --             --            3,450
                                                ---------      ---------      ---------        ---------
Total Current Liabilities                          92,270         11,604             --           80,666

Long-term Debt                                    247,657             --             --          247,657
Deferred Tax Liabilities                           52,630             --             --           52,630
Other Liabilities                                  51,907             --             --           51,907
                                                ---------      ---------      ---------        ---------
Total Liabilities                               $ 444,464      $  11,604      $      --        $ 432,860

Stockholders' Equity                            $ 438,918      $ 109,669      $(109,669)       $ 438,918
                                                ---------      ---------      ---------        ---------
Total Liabilities and Stockholders' Equity      $ 883,382      $ 121,273      $(109,669)       $ 871,778
                                                =========      =========      =========        =========

* The Rutherford Chemicals column represents those net assets included in the sale.

                               CAMBREX CORPORATION
                           Consolidated Balance Sheet
       (Adjusted to Reflect Rutherford Chemicals & Continuing Operations)
                             As of December 31, 2002
                                 (in thousands)

                                                                                                     Cambrex
                                                                                                 With Discontinued
                                                       Cambrex      Rutherford                      Operations
                                                    Consolidated     Chemicals*    Adjustments      Treatment
                                                    ------------     ----------    -----------      ---------
Current Assets
Cash and Cash Equivalents                             $  33,296      $      --      $      --       $  33,296
Trade Receivables, net                                   79,571         21,317             --          58,254
Inventories, net                                        109,832         35,188             --          74,644
Deferred Tax Asset                                       35,612             --             --          35,612
Net Assets Held for Sale                                     --             --       (118,165)        118,165
Other Current Assets                                     17,447          1,773             --          15,674
                                                      ---------      ---------      ---------       ---------
Total Current Assets                                    275,758         58,278       (118,165)        335,645
Property, Plant and Equipment, Net                      310,501         70,557             --         239,944
Goodwill and Other Intangibles                          267,752          3,488             --         264,264
Other Assets                                             13,517            374             --          13,143
                                                      ---------      ---------      ---------       ---------
Total Assets                                          $ 867,528      $ 132,697      $(118,165)      $ 852,996
                                                      =========      =========      =========       =========
Current Liabilities
Trade Accounts Payable                                $  39,627      $  11,706      $      --       $  27,921
Accrued Liabilities                                      49,391          2,826             --          46,565
Short-term Debt and Current Portion of Long-term
  Debt                                                    2,364             --             --           2,364
                                                      ---------      ---------      ---------       ---------
Total Current Liabilities                                91,382         14,532             --          76,850
Long-term Debt                                          267,434             --             --         267,434
Deferred Tax Liabilities                                 52,630             --             --          52,630
Other Liabilities                                        43,400             --             --          43,400
                                                      ---------      ---------      ---------       ---------
Total Liabilities                                     $ 454,846      $  14,532      $      --       $ 440,314
Stockholders' Equity                                  $ 412,682      $ 118,165      $(118,165)      $ 412,682
                                                      ---------      ---------      ---------       ---------
Total Liabilities and Stockholders' Equity            $ 867,528      $ 132,697      $(118,165)      $ 852,996
                                                      =========      =========      =========       =========

* The Rutherford Chemicals column represents those net assets included in the sale.

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